1 Universal Technical Institute, Inc. Q4 FY2025 Investor Presentation

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our Current Reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions.; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under our credit agreement; and other risks that are described from time to time in our public filings. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Leading Workforce Solutions Education Provider 25k Avg Active Students 4 / 5 Grads Employed Within 1 Year2 35+ Program Offerings HealthcareTransportation, Energy, and Skilled Trades $905-915M FY2026 Revenue Guidance $114-119M FY2026 Adj. EBITDA Guidance Addressing Skills Gaps Through 2 In-Demand Industry Segments 32 Campuses Nationwide Strong Financial Outlook* 1 New campus openings are subject to appropriate regulatory approvals. 2 On average, across all programs all campuses nationwide. Employment rates may vary significantly by program and by campus. See slides 19 and 21 of this presentation as well as UTI.edu/disclosures and the individual campus pages on Concorde.edu for additional information. * See slide 17 for additional details. $40-45M FY2026 Net Income Guidance North Star Strategy Phase II “By fiscal 2029, we expect to surpass $1.2 billion in annual revenue & approach $220 million in adjusted EBITDA as we build out a more diversified, efficient, and durable growth engine for the long term.” [per Company Earnings Release 11/19/2025] Note: For detailed reconciliations of Non-GAAP measures see the Appendix. +6 announced1

4 Compelling Investment Thesis 1 See Company press release 8/5/2024 “Universal Technical Institute, Inc. Announces Next Phase of ‘North Star Strategy’ to Accelerate Growth, Diversification and Optimization.” 2 Per recent years’ accreditor reporting results. See slides 19 and 21 in this presentation as well as uti.edu/disclosures and the individual campus pages on concorde.edu for additional information. Leading educational platforms serving critical, in-demand markets with favorable long-term trends Strong student outcomes2 and positive regulatory metrics driven by enterprise-wide emphasis on our students Consistently meeting or exceeding expectations with proactive management and strong business visibility Successful and ongoing transformation efforts supporting optimized operating model and margin expansion Healthy balance sheet and disciplined capital allocation plan driving continued growth and shareholder value creation Universal Technical Institute, Inc. Proven strategy driving further growth1 built on the repeatable building blocks that have served as the foundation to the Company’s successful evolution

5 Diversified Platform of In-Demand Programs Practical/Vocational/Registered Nursing Dental Hygienist/Assistant Healthcare Administration Medical Assistant Physical and Occupational Therapy AssistantsRobotics and Automation Welding Auto/Diesel/Motorcycle/Marine Technician Aviation Maintenance, Airframe and Powerplant Energy Technology and Wind Power • $542M Revenue in FY2025 • 15k Average Students in FY2025 • 15+ programs across Transportation, Energy, & Skilled Trades • 15 Campuses in 9 States, plus 3 additional Campuses announced1 • In-person and Hybrid/Blended formats • $294M Revenue in FY2025 • 10k Average Students in FY2025 • 20+ programs in Dental, Allied Health, Nursing, Patient Care and Diagnostics • 17 Campuses in 8 States, plus 3 additional Campuses announced1 • In-person, Hybrid/Blended, and fully Online formats Ex am pl e Pr og ra m s Ex am pl e Pr og ra m s 1 New campus openings are subject to appropriate regulatory approvals. Note: See Appendix for more details by Division

6 0% 5% 10% 15% 20% 25% 30% JO B G R O W TH 2 02 4- 20 34 ANNUAL JOB OPENINGS 2024-2034 Offerings Across Transportation, Skilled Trades, and Healthcare Address Labor Market Needs 50% Practical/Vocational/Registered Nursing Dental Hygienists & Assistants Physical and Occupational Therapy Assistants Healthcare Administration Medical Assistants Ex am pl e C on co rd e H ea lth ca re P ro gr am s Ex am pl e U TI T ra ns po rta tio n, En er gy , & Sk ille d Tr ad e Pr og ra m s Wind Turbine Service Technicians Aircraft Mechanics & Technicians Welding HVACR Mechanics & Installers Auto Body Repairers Auto/Diesel Technicians Note: Projections as per the Occupational Outlook Handbook published annually by the U.S. Bureau of Labor Statistics www.bls.gov, August 2025. Job openings include those due to net employment changes and net replacements.

7 High-Quality, State-of-the-Industry Technical and Healthcare Training Facilities Supporting Successful Student Outcomes

8 Acquisitions and Program Expansions MIAT (closed FY2022), Concorde (closed FY2023) Marketing and Admissions Optimization Revised model to encompass expanded offering set, improvements in lead conversion Program and Curricula Additions Programs launched at existing campuses, New MSATs, On-Base Military Programs, EV Curriculum Real Estate Rationalization Run-rate EBITDA improvements realized; continued emphasis on capacity utilization Blended Learning Improving student experience and space and instructor efficiencies New Campuses One (1) in 2018, Two (2) in 2022, Three (3) announced for 2026, with more in 2027 and beyond Net Income $40-$45 Adj EBITDA $114-$119 Increasing Momentum in a Multi-Year Transformation Journey Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Net Income ($33) Adj EBITDA ($6) FY2026E based on midpoints of Company guidance

9 0 2 4 6 8 10 $5 $10 $15 $20 $25 $30 $35 $40 Weekly Trading Volume Share Price Delivering on Expectations and Creating Shareholder Value Share Price: ~$7.00 Market Cap: $0.2B Share Price: ~$29.00 Market Cap: $1.6B Note: Analyst Consensus, Share Price, and Market Capitalization figures updated as of Market close 11/18/2025 Revenue ($M) FY'23 FY'24 FY’25 FY’26E Early Estimate - $700+ ~$800 - Initial Guidance $595-$610 $705-$715 $800-$815 $905-$915 Revised Guidance $602-$605 $720-$730 $830-$835 - Analyst Consensus $603 $728 $829 $901 Actual $607 $733 $836 Adj. EBITDA* ($M) FY'23 FY'24 FY’25 FY’26E Early Estimate - ~$100 ~$120 - Initial Guidance $58-$62 $98-$102 $120-$124 $114-$119 Revised Guidance $62-$64 $102-$104 $124-$128 - Analyst Consensus $63 $103 $126 $117 Actual $64 $103 $126 *For detailed reconciliations of Non-GAAP measures see the Appendix.

Executing Multifaceted Approach in Ongoing Expansion1 Efforts Optimize Add New Optimized Tailored Co-branded Program Expansions New Campuses Continue to add programs from our current portfolio to more existing campus locations Increase the capacity of current programs in current locations Launch new, in-demand program areas we do not currently offer Improved model for new campuses with more offerings for students and stronger financial profile for the company Geography-specific sites with a customized set of programs, for example skilled-trades-only2 locations for the UTI division in new markets, requiring less space and start-up costs 1. All initiatives contingent on requisite regulatory approvals. 2. Skilled-trades-only UTI campuses may include programs such as HVACR, Welding, Energy & Robotics but exclude Auto & Diesel, resulting in significant reductions to square footage and CapEx requirements. 3. See, for example, Company press release 8/1/2024 announcing a first-of-its-kind partnership to develop a co-branded campus with Heartland Dental. 10 Leverage deep industry relationships to partner in launching locations that will address the significant demand for our students in the workforce3

11 Robust Incremental Program and New Campus Opportunities UTI Campuses Concorde Campuses UTI & Concorde Campuses Note: See slides 19 and 21 in appendix for full listing of program offerings by campus; New campus and program openings are subject to regulatory approvals. UTI Location Concorde Location Announced Location Atlanta, GA (UTI) FY2026 Atlanta, GA (Concorde) FY2027 Fort Myers, FL (Concorde) FY2026 Houston, TX (Concorde) FY2027 Salt Lake City, UT (UTI) FY2027 San Antonio, TX (UTI) FY2026

12 Regulatory & Accreditation Review Program Fit & Institutional Strengths Disciplined approach ensures we scale strategically, not just rapidly, & that each growth initiative delivers long-term value. Our exclusive data-driven model integrates demographic, regulatory, and financial inputs to prioritize campus and program expansions that align with market demand and our mission to serve career-ready students. Proprietary Framework for Sustainable Growth Competition & Saturation Mapping Population & Geo- Market Analysis Partnership Potential Capital Allocation Considerations & Return Thresholds A robust set of criteria is evaluated in selecting future locations and programs. Site Selection & Feasibility Student Acquisition Cost & Yield Modeling Return on Education Forecast

Phase II of North Star Strategy Driving Continued Growth $ millions 13 1 See page 23 of this presentation for illustrative new campus and program proformas Note: Implementation of all new campuses and programs is subject to review and approval by applicable regulatory authorities PHOENIX, August 5, 2024 -- Universal Technical Institute, Inc. Announces Next Phase of "North Star Strategy" to Accelerate Growth, Diversification and Optimization Organic Growth Continue to optimize and find efficiencies in our current offerings to drive ongoing same store improvements New Campuses Leverage new, optimized models and refined program mix formats to expand geographic footprint New Programs & Expansions Continue additions of current programs to existing campuses & increasing capacity of current programs offered

Disciplined Capital Allocation Strategy Creating Long-Term Value * While the Company continually invests in growth & transformation initiatives across the organization, “growth investments” in this context are expenses specifically associated with opening new campuses and programs. Adjusted Free Cash Flow ($M) Adjusted EBITDA ($M) 14 (based on midpoint of Company guidance) Note: “Baseline Adj EBITDA” refers to Reported Adj EBITDA excluding growth investments. (based on midpoint of Company guidance)

Repeatable Building Blocks Delivering Additional Scale $ millions 15 Organic Growth Continue to optimize and find efficiencies in our current offerings to drive ongoing same store improvements New Campuses Leverage new, optimized models and refined program mix formats to expand geographic footprint New Programs & Expansions Continue additions of current programs to existing campuses & increasing capacity of current programs offered Acquisitions Strategic and disciplined approach for evaluating new opportunities; would be accretive to long-term outlook presented FY2026E based on midpoints of Company guidance Adj. EBITDA

16 Business Outlook Fiscal 2026 Guidance

17 Fiscal 2026 Guidance $ millions except EPS 1 Beginning in FY2025, growth investments for program expansion and new campus initiatives are no longer included as add-backs in Adj EBITDA and Adj FCF calculations, affecting year-over-year comparability. Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Further, FY2026 guidance reflects significant growth investments in both capital and operating expenditures, impacting year-over-year comparability and affecting both profitability and cash flows for the year

18 Appendix

19 Business Overview • 15+ programs for in-demand fields across transportation and skilled trades • Program Mix (FY2025 Revenue): – Auto/Diesel 63%, Other Transportation 12%, Welding 10%, Other Skilled Trades 8%, and Industry Training 6% • Program additions and new campus launches remain part of the division’s growth roadmap Mission Statement To serve our students, partners, and communities by providing quality education and support services for in-demand careers. Universal Technical Institute Division Overview A leading provider of transportation, energy and skilled trades technical training, driven to change the world one life at a time by helping people achieve their dreams. 1 Fiscal 2025 2 Current active campuses – Additional campuses announced in Atlanta, GA, San Antonio, TX, and Salt Lake City, UT; New Campus openings subject to appropriate regulatory approvals 3 Based on most recent reporting periods. Ratios represent averages across UTI’s 4 OPEIDs, though individual program results may vary significantly from the mean. Note that effective this fiscal year, the 90/10 ratio includes all federal funding, including VA. This change is the primary driver for the yoy increase; Further, due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020 through September 30, 2023, significantly decreasing default rates. 4 Aggregated rates based on reporting in the ACCSC 2025 annual reports. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See UTI.edu/disclosures for further information. Summary Statistics Founded 1965 Revenue1 $542M Operating Inc.1 (Margin) $94M (17.3%) Adj. EBITDA1 (Margin) $121M (22.2%) Locations2 15 Campuses in 9 States, with 3 more announced Key Metrics Avg. Enrollment1 ~15k Students Cohort Default Rate3 0% 90/10 Ratio3 ~81% Graduation Rate4 ~74% Employment Rate4 ~79% Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/25 was 2.3. Note: For detailed reconciliations of Non-GAAP measures see the Appendix. © GeoNames, Microsoft, TomTom Powered by Bing

20 Austin, Texas Avondale, Arizona1 Bloomfield, New Jersey Canton, Michigan Dallas, Texas Exton, Pennsylvania Houston, Texas Lisle, Illinois Long Beach, California Miramar, Florida Mooresville, North Carolina Orlando, Florida2 Rancho Cucamonga, California Sacramento, California Transportation Airframe & Powerplant      Automotive              Collision   Diesel             Marine  Motorcycle   MSAT            NASCAR Tech  Energy Energy Technology  Wind Power   Skilled Trades CNC Machining  HVACR            Industrial Maintenance   Non-Destrictive Testing  Robotics & Automation   Welding              Electrical, Electronics & Industrial Technology (EEIT) Electrical, Electronics & Industrial Technology     Electrical, Wind Turbine Technology   Electrical & Industrial Maintenance Technology     Electrical, Robotics & Automation Technology    UTI Division Programs by Location MSAT = Manufacturer-Specific Advanced Training (offerings vary by location) Note some programs above have been announced but are not yet open at all locations shown. 1 UTI Avondale and Motorcycle Mechanics Institute Phoenix 2 UTI Orlando and Orlando Motorcycle & Marine Mechanics Institutes

21 Business Overview • 20+ programs for in-demand healthcare professional degrees and certifications • Program Mix (FY2025 Revenue): – Dental 26%, Medical Assisting 22%, Other Allied Health 25%, Nursing 16%, Diagnostic 8%, and Health Services Management 3% • Program additions and new campus launches remain part of the division’s growth roadmap Healthcare education provider focused on preparing America’s next generation of healthcare professionals for rewarding careers in areas such as dental, patient care, nursing and allied health. 1 Fiscal 2025 2 Current active campuses – Additional campuses announced in Fort Myers, FL, Houston, TX, and Atlanta, GA; New Campus openings subject to appropriate regulatory approvals 3 Based on most recent reporting periods and represent approximate averages across Concorde’s 11 OPEIDs, though individual program results may vary significantly from the mean. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020 through September 30, 2023, significantly decreasing default rates. 4 Aggregated rates for the 14 campuses accredited by ACCSC based on reporting in the ACCSC 2025 annual reports and excludes the two campuses not accredited by ACCSC. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See disclosures on the individual campus pages on Concorde.edu for additional information. Mission Statement To prepare committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support. . Summary Statistics Founded 1968 Revenue1 $294M Operating Inc.1 (Margin) $36M (12.3%) Adj. EBITDA1 (Margin) $44M (15.1%) Locations2 17 Campuses in 8 States, with 3 more announced Key Metrics Avg. Enrollment1 ~10k Students Cohort Default Rate3 0% 90/10 Ratio3 ~76% Graduation Rate4 ~73% Employment Rate4 ~82% Concorde Career Colleges Division Overview Note: For detailed reconciliations of Non-GAAP measures see the Appendix. Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/25 was 2.3. © GeoNames, Microsoft, TomTom Powered by Bing

22 Concorde Division Programs by Location Note some programs above have been announced but are not yet open Kansas City location includes both a main campus and a smaller satellite campus Aurora, Colorado Dallas, Texas Garden Grove, California Grand Prarie, Texas Jacksonville, Florida Kansas City, Missouri Memphis, Tennessee Miramar, Florida North Hollywood, California Orlando, Florida Portland, Oregon San Antonio, Texas San Bernadino, California San Diego, California Southaven, Mississippi Tampa, Florida Online Nursing Nursing (BS)   Nursing Practice (AS/AAS)   Practical / Vocational Nursing (Diploma)           RN to BSN  Dental Dental Assisting (AS/AAS)  Dental Assisting (Diploma)                 Dental Hygiene (AS/AAS)               Diagnostic Cardiovascular Sonography (AS/AAS)             Diagnostic Medical Sonography (AS/AAS)            Neurodiagnostic Technology (AS/AAS)    Polysomnographic Technology (Diploma)     Radiologic Technology (AS/AAS)   Patient Care Massage Therapy (Diploma)   Occupational Therapy Assistant (AS/AAS)  Physical Therapist Assistant (AS/AAS)           Respiratory Therapy (AS/AAS)              Surgical Technology (AS/AAS)               Allied Health Dental Hygiene (BS)  Healthcare Administration (BS)  Medical Assistant (Diploma)                 Medical Assisting (AS/AAS)  Medical Office Administration (Diploma)  Medical Office Professional (AS/AAS)  Medical Office Professional (Diploma)   Pharmacy Technician (AS/AAS)  Pharmacy Technician (Diploma)      Phlebotomy Technician (Diploma)             Sterile Processing Technician (Diploma)              Continuing Education Radiography    

23 Illustrative Organic Growth Opportunities ($15) $0 $15 $30 $45 Year 0/1 Year 2 Year 3 Year 4 Year 5 New Campus (UTI)* ($0.5) $0.5 $1.5 $2.5 $3.5 Year 0/1 Year 2 Year 3 Year 4 Year 5 HVACR (UTI) ($0.5) $0.0 $0.5 $1.0 $1.5 Year 0/1 Year 2 Year 3 Year 4 Year 5 Digital Medical Sonography (Concorde) Note: Financial projections based on management’s current beliefs, expectations and assumptions about future events, conditions and results. Representative figures include startup expenses and are not fully burdened (i.e., exclude allocated corporate and marketing costs and working capital considerations). Growth strategy expected to include additional program expansions and new campuses. Below examples are for directional guidance on financial impact. New Campus HVACR Program New Campus Digital Medical Sonography UTI Division UTI Division Concorde Division Concorde Division CapEx Requirement $15M-$30M ~$0.8M $12M ~$0.5M IRR (10-year) 25%-35% 70%+ 20%+ 30%+ Sq Footage Requirement 50,000-115,000 4,600 45,000 1,300 Average Students 700-1,300 ~110 ~850 ~35 Return on Invested Capital (Year 10)1 30%+ 95%+ 35%+ 65%+ *Proforma optimized campus projections shown. Actual financial profiles will vary by location and program mix. ($10) $0 $10 $20 $30 $40 Year 0/1 Year 2 Year 3 Year 4 Year 5 New Campus (Concorde)* 1 Return on Invested Capital (ROIC): Calculated as projected Year 10 after-tax net cash flow divided by (total capital expenditures plus one-time pre-launch costs).

24 Differentiated Industry Partnerships UTI’s relationships with more than 30 leading brands, and other industry and employer partners for both UTI and Concorde, provide unique value propositions and competitive differentiation for our schools and students. On 8/1/24 the Company announced a first-of-its-kind partnership with Heartland Dental to develop a co-branded campus for dental hygiene and dental assistant programs.

25 Non-GAAP Information

26 In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that • Restructuring costs: In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT-Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. Both facilities will remain in use, operated by UTI-Houston post-consolidation. As of March 31, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. • Facility lease accounting adjustments: During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the SEC. Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. Use of Non-GAAP Financial Information

27 Adjusted EBITDA Reconciliation ($ in thousands) 1. Costs related to both announced and potential acquisition targets; FY2026 projected spend is an estimate and is fully contingent on acquisition-related expenses this year, if any. 2. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. 4. During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations. Expected adjustments outlined for FY2026 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown. Net income, as reported ~$42,500 $63,018 $42,001 Interest expense, net ~1,000 (540) 3,157 Income tax expense ~15,000 21,256 14,229 Depreciation and amortization ~39,000 32,958 29,324 EBITDA ~$97,500 $116,692 $88,711 Stock-based compensation expense ~12,500 9,151 8,560 Acquisition-related costs(1) ~3,000 873 − Integration-related costs for completed acquisitions(2) ~3,500 (304) 6,049 Restructuring costs(3) − 43 185 Facility lease accounting adjustments(4) − − (650) Adjusted EBITDA, non-GAAP ~$116,500 $126,455 $102,855 FY2026 Guidance Range $114,000-$119,000 Actual Fiscal 2025 Actual Fiscal 2024 Guidance Midpoint Fiscal 2026

28 Adjusted Free Cash Flow Reconciliation ($ in thousands) 1. Costs related to both announced and potential acquisition targets; FY2026 projected spend is an estimate and is fully contingent on acquisition-related spend this year, if any. 2. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 3. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. As of September 30, 2025, the only remaining cost related to this restructuring is the potential for federal loan discharges. 4. During 2024, we recorded a lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices. These adjustments are not considered part of normal recurring operations. Note: Expected adjustments outlined for FY2026 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown. Guidance Midpoint Fiscal 2026 Actual Fiscal 2025 Actual Fiscal 2024 Cash flow provided by operating activities, as reported ~$116,000 $97,330 $85,895 Purchase of property and equipment ~(100,000) (41,978) (24,298) Free cash flow, non-GAAP ~16,000 $55,352 $61,597 Adjustments Cash outflow for acquisition-related costs(1) ~3,500 873 − Cash outflow for integration-related costs for completed acquisitions(2) ~3,000 (304) 6,196 Cash outflow for integration-related PP&E(2) − − 4,330 Cash outflow for restructuring costs and PP&E(3) − 59 632 Cash outflow for facility lease accounting adjustments(4) − − 700 Adjusted Free Cash Flow, non-GAAP ~$22,500 $55,980 $73,455 FY2026 Guidance Range $20,000-$25,000

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